THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

American Legacy® Target Date Income B Share, American Legacy® Target Date Income Advisory

Supplement dated November 16, 2022 to the
Summary Prospectus for Current Contractowners dated May 1, 2022

This supplement to the summary prospectus for your individual variable annuity contract describes revisions to Target Date Income Benefit riders elected on and after November 28, 2022. The information in this supplement is a summary of certain contract features that have changed since the statutory prospectus dated May 1, 2022. This may not reflect all the changes that have occurred since you entered into your Contract.

You can find the prospectus and other information about the Contract online at www.lfg.com/VAprospectus . You can also obtain this information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Summary of Contract Changes:

The following changes will apply to Target Date Income Benefit riders elected on and after November 28, 2022 (subject to state approval):
•	the current protected lifetime income fee may increase annually after ten years from the rider effective date;
•	the Enhancement Period does not reset;
•	no death benefit or final payout is available if the Contract Value is reduced to zero; and
•	the Protected Income Base is the highest of the previous Protected Income Base, Account Value Step-up, or Enhancement Value.

Please keep this supplement for future reference.